UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2013 (June 11, 2013)

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-176775 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item  5.07    Submission of Matters to a Vote of Security Holders.

On June 11, 2013, Inland Real Estate Income Trust, Inc. (referred to herein as the “Company”) held its annual meeting of stockholders. At the annual meeting, the Company’s stockholders elected the five nominees listed below to serve as directors for a term ending at the next annual meeting of stockholders, and each will continue in office until his or her successor has been elected and qualifies, or until his or her earlier death, removal, resignation or retirement.

The voting results for each of the five persons nominated to serve as directors are as follows:

Nominee	For	Withheld
Lee A. Daniels	566,129.616	0
Stephen L. Davis	566,129.616	0
Daniel L. Goodwin	566,129.616	0
Gwen Henry	566,129.616	0
JoAnn M. McGuinness	566,129.616	0

No broker non-votes were cast in the election of directors. No other proposals were submitted to a vote of the stockholders at the Company’s 2013 annual meeting of stockholders.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	June 13, 2013	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Chief Accounting Officer